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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         July 26, 2004
                                                 -------------------------------


                               IKONICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       000-25727               41-0730027
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



          4832 GRAND AVENUE
          DULUTH, MINNESOTA                                        55807
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (218) 628-2217
                                                   -----------------------------


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Item 7.    Financial Statements and Exhibits.
           ---------------------------------

          (c)    Exhibits
                 --------

          99     Press Release dated July 26, 2004

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

         On July 26, 2004, IKONICS Corporation (the "Company") reported its financial results for the quarter ended June 30, 2004. See the Company's press release dated July 26, 2004, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 12.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 IKONICS CORPORATION


Date:  July 28, 2004                             /s/ Jon Gerlach
                                                 -------------------------------
                                                 Jon Gerlach
                                                 Chief Financial Officer
                                                 and Vice President of Finance





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                                  EXHIBIT INDEX

                                                                                     Method
Exhibit                        Description                                          of Filing
-------                        -----------                                          ---------

                                                                                    Filed
99             Press Release dated July 26, 2004 ...............................    Electronically